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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

         Date of Report (Date of earliest event reported): July 7, 1999



                             VISION TWENTY-ONE, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)




      FLORIDA                       0-22977                   59-3384581
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  (State or other                 (Commission             (IRS Employer
  jurisdiction of                File Number)           Identification No.)
  incorporation)




    7360 BRYAN DAIRY ROAD, SUITE 200
               LARGO, FLORIDA                                  33777
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(Address of principal executive offices)                    (Zip Code)





Registrant's Telephone Number, Including Area Code:  727-545-4300






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ITEM 5.  OTHER MATTERS.

         On July 7, 1999 the Company issued a press release announcing the Company's signing of a definitive purchase agreement to sell its retail optical chains - Vision World, Stein Optical and EyeDrx - to Eye Care Centers of America and other strategic alliances, a copy of which is filed herewith as Exhibit 99.1 and incorporated by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)   Exhibits

                        The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.

                        FORWARD LOOKING STATEMENT INFORMATION

                  This Form 8-K, contains certain statements which constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The terms "Vision Twenty-One," "company," "we," "our" and "us" refer to Vision Twenty-One, Inc. The words "expect," "believe," "goal," "plan," "intend," "estimate," "will," and similar expressions and variations thereof are intended to specifically identify forward-looking statements. Those statements appear in this Form 8-K in the press releases incorporated herein by reference, and include statements regarding the intent, belief or current expectations of the company, its directors or its officers with respect to, among other things: (i) our proposed sale of our retail optical chains to Eye Care Centers of America ("ECCA"); (ii) our proposed strategic alliance with ECCA to further expand vision correction and managed vision care markets; (iii) the timing, design and number of initial markets and potential future expansion of our strategic alliance with ECCA in vision correction services and an ECCA affiliate jointly marketing integrated vision care programs; and (iv) our new strategic direction and focus on our core competencies of laser vision correction eye care services and managed care benefits.

         You are cautioned that any such forward looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward looking statements as a result of various factors. The factors that might cause such differences include, among others, the following: (i) our inability to close the proposed transaction with ECCA and enter into the strategic alliances with ECCA as a result of any failure by the parties to meet pre-closing conditions; (ii) any material inability to successfully implement or enforce our expected strategic alliance initiatives including increasing vision correction services and expanding managed vision care markets; (iii) any material inability to achieve internal growth in our business and increase shareholder value; (iv) any material inability to acquire sufficient future working capital and financing at a reasonable cost to fund our ongoing operations and growth strategy; (v) any future operating and net losses we may incur; (vi) any future material reduction in demand for refractive surgeries; (vii) any future material inability to meet financing covenants and commitments set forth in our credit facility; (viii) changes in competition or poor operating results by our competitors; (ix) any future material failure to meet analysts expectations (x) any material inability to successfully manage changes in our business


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mix; (xi) the inability to gain access at reasonable prices to refractive equipment in which there is a current shortage; (xii) any failure of other business divisions of the company to perform successfully; (xiii) any adverse governmental or regulatory changes or actions, including any healthcare regulations and related enforcement actions; and (xiv) other factors including those identified in our filings from time-to-time with the SEC.

         The company undertakes no obligation to publicly update or revise forward looking statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events.

















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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VISION TWENTY-ONE, INC.


                                    By: /s/ Richard T Welch
                                        ------------------------------
                                            Richard T. Welch
                                    Its:    Chief Financial Officer

Dated: July 7, 1999
















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                                INDEX TO EXHIBITS



EXHIBIT
NUMBER            EXHIBIT
------            -------

99.1              Copy of Press Release of the Company dated July 7, 1999.

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